Exhibit 10.3
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT 1. CONTRACT ID CODE PAGE OF PAGES 1 2 2. AMENDMENT/MODIFICATION NO. 3. EFFECTIVE DATE 4. REQUISITION/PURCHASE REQ. NO. 5. PROJECT NO. (If applicable) P00013 09/29/2008 2404234ADA001 6. ISSUED BY CODE 236 7. ADMINISTERED BY (If other than Item 6) CODE 236 COMMANDANT (CG-9126) USCG HQ COMMANDANT (CG-9126) USCG HQ 2100 2ND ST S.W. Kerri Williams /CGHQ (11-0703) WASHINGTON DC 20593-0001 2100 2ND ST S.W. SUITE 1100 WASHINGTON DC 20593-0001 8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) (x) 9A. AMENDMENT OF SOLICITATION NO. ORBCOMM, Inc 9B. DATED (SEE ITEM 11) Attn: Marc Eisenberg 21700 Atlantic Blvd Dulles VA 22102 x 10A. MODIFICATION OF CONTRACT/ORDER NO. HSCG23-04-C-ADA001 10B. DATED (SEE ITEM 11) CODE 146118901 FACILITY CODE 05/20/2004 11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers _____ is extended is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning _____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment and is received prior to the opening hour and date specified. 12. ACCOUNTING AND APPROPRIATION DATA (If required) Net Increase: $104,600.00 2A8D 099000485001-70372-2512-INCR3-DEF. TASK 13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14. CHECK ONE A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A. B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b) C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: D. OTHER (Specify type of modification and authority) X Bilateral: (FAR 43.103(a)). E. IMPORTANT: Contractor is not is required to sign this document and return 1 copies to the issuing office. 14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.) The purpose of this modification is to: 1) Remove and replace Statement of Work (SOW) Section 5.9.2 with the following paragraph: “5.9.2. Contractor shall provide up to 400 hours of technical support to; i) mitigate the co-channel interference, ii) support U.S. Coast Guard R&D Center’s assessment of the coverage provided throughout the 2,000 nm distance from US borders, iii) evaluate the full AIS message data stream and potential latency rates, and iv) assist with preparation of our feasibility report to DHS, in each case up to 14 months after the launch date.” 2) Add Section 5.9.3 paragraph to the SOW as follows: Continued . . . Except as provided herein all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect. 15A. NAME AND TITLE OF SIGNER (Type or print) 16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Marc Eisenberg, CEO Kerri B. Williams 15B. CONTRACTOR/OFFEROR 15C. DATE SIGNED 16B. UNITED STATES OF AMERICA 16C. DATE SIGNED /s/ Marc Eisenberg 9/30/08 /s/ Kerri B. Williams (Signature of person authorized to sign) (Signature of Contracting Officer) NSN 7540-01-152-8070 STANDARD FORM 30 (REV. 10-83) Previous edition unusable Prescribed by GSA FAR (48 CFR) 53.243

REFERENCE NO. OF DOCUMENT BEING CONTINUED CONTINUATION SHEET HSCG23-04-C-ADA001/P00013 PAGE OF 2 2 NAME OF OFFEROR OR CONTRACTOR ORBCOMM, Inc ITEM NO. SUPPLIES/SERVICES QUANTITY UNIT UNIT PRICE AMOUNT (A) (B) (C) (D) (E) (F) “5.9.3 The Contractor shall modify the AIS satellite software and ground software to include the following AIS message data fields for inclusion in the AIS data stream provided to the U.S. Coast Guard: a) Special maneuver (2 bits) b) Spare (3 bits) c) RAIM Flag (1 bit) d) Comm State (19 bits).” 3. Period of performance is 20 MAY 2004 through 05 AUG 2010. 4. Total overall contract value is to reflect $8,288,496.00 in lieu of $8,183,896.00. 5. All other terms and conditions remain unchanged. Delivery: 08/05/2009 FOB: Destination Discount Terms: Net 30 Period of Performance: 05/20/2004 to 08/05/2010 Delivery Location Code: 70509 USCG HEADQUARTERS G-D 2100 2ND ST S.W., SUITE 1100 JR11-0807 Attn: TUNG M. DANG WASHINGTON DC 20593 Add Item 00002D as follows: 00002D Software Modification per 5.9.3 of SOW for AIS 1 JB 104,600.00 104,600.00 data fields: $73,393.00 Additional AIS Engineering hours (200 hours)per 5.9.2 of SOW: $31,207.00 Obligated Amount: $104,600.00 NSN 7540-01-152-8067 OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110